UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 21, 2015

Date of report (Date of earliest event reported)

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction

of Incorporation)

0-20572	41-0886515
(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road St. Paul, Minnesota	55120
(Address of Principal Executive Offices)	(Zip Code)

(651) 686-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) The Board of Directors of Patterson Companies, Inc. (the “Company”) previously approved the Company’s 2015 Omnibus Incentive Plan, subject to shareholder approval. On September 21, 2015, the shareholders of the Company approved the Company’s 2015 Omnibus Incentive Plan. The terms and conditions of such plan are set forth under the caption “Proposal No. 2 Approval of Our 2015 Omnibus Incentive Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on August 7, 2015. Such description, which is qualified in its entirety by reference to the 2015 Omnibus Incentive Plan at Exhibit 10.1 to this report, is incorporated by reference in response to this Item 5.02.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its annual meeting of shareholders on September 21, 2015. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

Scott P. Anderson, John D. Buck, Jody H. Feragen, Sarena S. Lin, Ellen A. Rudnick, Neil A. Schrimsher, Les C. Vinney and James W. Wiltz were elected directors of the Company to have terms expiring in 2016, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Scott P. Anderson	80,112,371	4,249,393	8,496,110

John D. Buck	83,057,881	1,303,883	8,496,110

Jody H. Feragen	83,287,517	1,074,247	8,496,110

Sarena S. Lin	83,646,196	715,568	8,496,110

Ellen A. Rudnick	82,804,680	1,557,084	8,496,110

Neil A. Schrimsher	83,292,051	1,069,713	8,496,110

Les C. Vinney	83,674,029	687,735	8,496,110

James W. Wiltz	52,486,972	31,874,792	8,496,110

Proposal No. 2: Approval of Our 2015 Omnibus Incentive Plan

The proposal to approve the Company’s 2015 Omnibus Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
77,906,236	5,608,404	847,124	8,496,110

Proposal No. 3: Advisory Approval of Our Executive Compensation Program

The proposal regarding advisory approval of the Company’s executive compensation program was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
80,405,855	3,339,026	616,883	8,496,110

Proposal No. 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016 was approved. The results of the vote were as follows:

For	Against	Abstain
90,788,002	1,591,629	478,243

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	See “Exhibit Index”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 22, 2015	By:	/s/ Ann B. Gugino
Ann B. Gugino
Executive Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	2015 Omnibus Incentive Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on August 7, 2015 (File No. 000-20572)).